Infinity Long/Short Equity Fund, LLC
(a Delaware Limited Liability Company)
Schedule of Investments
December 31, 2021 (Unaudited)

Fair Value
Other assets in excess of liabilities (100.00%)	$604,026
Members' Equity - 100.00%	$604,026

The accompanying notes are an integral part of the Schedule of Investments.

INFINITY LONG/SHORT EQUITY FUND, LLC

(a Delaware Limited Liability Company)

Notes to Schedule of Investments – December 31, 2021 (unaudited)

On August 17, 2021, the Board approved a Plan of Liquidation (the “Plan”) for the Fund and determined to close and liquidate the Fund, as soon as practicable. This decision was made after careful consideration of the Fund’s current and future prospects. The Plan provides for the liquidation of the Fund and the pro rata distribution of assets of the Fund to its investors (“Members”) on the effective date of the liquidation. The Liquidation of the Fund was effective on November 30, 2021 (the “Effective Date”). Accordingly, effective August 19, 2021, the Fund discontinued accepting orders for the purchase of units of beneficial interest (“Shares”) of the Fund and ceased making tender offers for the repurchase of Shares. The Plan provides for the Fund to make distributions, approximately quarterly, to Members of its available cash resulting from the liquidation of the Fund’s portfolio securities. In accordance with the Plan, the proportionate interests of Members in the assets of the Fund were fixed on the basis of its shareholdings at the close of business on the Effective Date.

As of December 31, 2021, all of the Fund’s investments in portfolio securities were converted to cash. The Fund will make to each Member of record on the Effective Date: (1) a final liquidating distribution equal to the Member’s proportionate net assets of the Fund, and (2) information concerning the sources of the liquidating distribution. All outstanding Shares will be cancelled following the final liquidating distribution.

The Board of Managers of the Fund (the “Board”) has established a Valuation Committee to oversee the valuation of the Fund’s investments on behalf of the Fund. The Board has approved valuation procedures for the Fund (the “Valuation Procedures”). The Valuation Procedures provide that the Fund will value its investments in direct investments and Investment Funds at fair value.

The valuations of investments in Investment Funds are supported by information received from the Investment Funds such as monthly net asset values, investor reports, and audited financial statements, when available.

In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Generally, the fair value of an Investment Fund is its net asset value. In the event that the Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect fair market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Fund’s assets and the receipt of valuation information from the underlying manager of an Investment Fund.

If it is probable that the Fund will sell an investment at an amount different from the net asset valuation or in other situations where the month-end valuation of the Investment Fund is not available, or when the Fund believes alternative valuation techniques are more appropriate, Infinity Capital Advisors, LLC (the “Investment Manager”), and the Valuation Committee may consider other factors, including subscription and redemption rights, expected discounted cash flows, transactions in the secondary market, bids received from potential buyers, and overall market conditions in determining fair value.

INFINITY LONG/SHORT EQUITY FUND, LLC

(a Delaware Limited Liability Company)

Notes to Schedule of Investments – December 31, 2021 (unaudited)

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term (generally within the next calendar quarter for Investment Funds), etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term” (these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days).

As of December 31, 2021, the Fund did not have any outstanding investment commitments to Investment Funds.